UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 23, 2022
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

2022-A Securitization

On May 24, 2022 Oportun Financial Corporation (the “Company”) issued a press release announcing the issuance of $400 million two-year asset-backed notes (the “Notes”) by Oportun Issuance Trust 2022-A (the “Issuer”) and secured by a pool of its unsecured and secured personal installment loans (the “2022-A Securitization”). The 2022-A Securitization included four classes of fixed rate notes: Class A, Class B, Class C and Class D notes. The Class A, Class B and Class C notes were offered and sold in a private placement in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended, and were priced with a weighted average yield of 5.68% per annum. The Class D notes will be retained by an affiliate of the Company.

The Notes were issued pursuant to the Indenture dated as of May 23, 2022 (the “2022-A Indenture”) entered into between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”).

The foregoing description of the 2022-A Securitization does not purport to be complete and is qualified in its entirety by reference to the text of the 2022-A Indenture, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

A copy of the press release is attached hereto as Exhibit 99.1.

Residual Financing Amendment

On May 24, 2022, Oportun RF, LLC (the “RF Issuer”), a subsidiary of the Company, and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank (the “RF Trustee”) entered into the First Amendment to Indenture (the “RF Indenture Amendment”), and other related documents (together with the RF Indenture Amendment, the “Amendment”) to the Company's asset-backed variable funding facility secured by certain residual cash flows from the Company's securitizations (the “Residual Facility”).

The Amendment (i) incorporates the transfer of certain additional residual certificates and notes to the RF Issuer, increasing the size of the Residual Facility to $119.4 million, and (ii) replaces the Residual Facility interest rate based on LIBOR with an interest rate based on the secured overnight financing rate (“SOFR”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the RF Indenture Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On May 24, 2022 the Company issued a press release announcing the publication of its 2021 Corporate Responsibility and Sustainability Report which highlights the Company’s commitments and priorities around social impact, corporate governance and environmental sustainability. A copy of the press release is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including the press release attached hereto as Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information provided pursuant to this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that the information provided pursuant to this Item 7.01 is material or complete, or that investors should consider such information before making an investment decision with respect to any security of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated May 24, 2022
99.2	Press Release dated May 24, 2022
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	May 26, 2022	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)